UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549

                           FORM 8-K

                        CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         June
25, 1999


                          DELTA WOODSIDE INDUSTRIES, INC.

    (Exact name of registrant as specified in its charter)


SOUTH CAROLINA                                    0-10095
57-0535180
(State or other jurisdiction of
(Commission              (I.R.S. Employer
  Incorporation or organization)           File Number)
Identification No.)


     233 North Main Street
     Hammond Square, Suite 200
     Greenville, South Carolina
29601
     (Address of principal executive offices)
(Zip Code)


                                                    864\232-
8301
             Registrant's telephone number, including area code


Not Applicable

        Former name, former address and former fiscal year, if changed since last report.



















Item 5.  Other Events.

The press release of  Delta Woodside Industries, Inc. dated
June 25, 1999, a copy of which is attached hereto as Exhibit
99.1, is incorporated herein by reference thereto.

Item 7.  Financial Statements and Exhibits

(a)  Financial statements of businesses acquired

     Not Applicable

(b)  Pro forma financial information

     Not Applicable

(c)  Exhibits

     Exhibit No.                                Description

       99.1                        Press release dated June 25,
1999.



































                           SIGNATURE

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DELTA WOODSIDE INDUSTRIES, INC.

(Registrant)




Date       June 25, 1999                /s/ Robert W. Humphreys

                              Robert W. Humphreys
                              Vice President-Finance









































                         Exhibit Index

The following exhibit is filed herewith:

Exhibit No.                        Description

  99.1                   Press release dated June 25, 1999